Exhibit 99.1

                       SCBT Financial Corporation Reports
                Continued Record Earnings in Second Quarter 2005


    COLUMBIA, S.C.--(BUSINESS WIRE)--July 19, 2005--SCBT Financial Corporation (NASDAQ: SCBT), the holding company for South Carolina Bank and Trust and South Carolina Bank and Trust of the Piedmont, reports another record-high earnings result for the three-month period ended June 30, 2005.

    Results of Operations and Financial Results

    Please refer to the accompanying tables for detailed comparative data reflecting results of operations and other financial information.
    Net income for the second quarter of 2005 was $4,105,000 compared with $3,325,000 in the comparable period of 2004, an increase of 23.5% on a GAAP accounting basis. Diluted earnings per share were $0.51 for the quarter, up 24.0% from $0.41 in 2004. Net income of $8,175,000 for the first six months of 2005 reflects a 22.2% increase from earnings of $6,690,000 in 2004's first half. Diluted earnings per share for the current year to date were $1.01, up about 23% from $0.82 in the first six months of 2004. Return on average assets for this year to date was 1.05% (including the assets acquired from New Commerce BanCorp in April), as compared to 1.07% for the same period in 2004. Return on average equity for this year to date increased to 13.61% from 11.83% last year. Return on average tangible equity for the first half of 2005 was 14.96%.
    Robert R. Hill, Jr., president and chief executive officer, noted, "We continue to have strong momentum this year. I am very pleased with the results our team produced in the second quarter. During the quarter our company had improvement in our net interest margin, improved non-interest income, excellent credit quality and excellent expense discipline. We also continue to grow the number of new customers and accounts at a rapid pace. Our team's effort and our commitment to excellent service helped produce these strong results."
    Compared to the same period last year, average earning assets in the second quarter of 2005 increased by $321,488,000, or 26.7%. Average total loans accounted for $268,801,000 of the increase. Earning assets of about $86,000,000 acquired from New Commerce on April 8 contributed to this total, but the vast majority of the growth has been organic. The growth has been largely supported by deposit growth, as average deposits in 2005's second quarter increased by $310,425,000, or 30.8%, from the same period in 2004. The ending balance of total assets at June 30, 2005 was $1,689,699,000, up 27% from 12 months ago and 17.6% from December 31, 2004. Loan originations and new deposit account openings during the latest quarter have continued at good levels.
    Total shareholders' equity at quarter end was $124,488,000, an increase of 9.4% from the second quarter of 2004. The Company continues to maintain a well-capitalized position and ended the quarter with a book value per basic share of $15.43 and a total equity-to-assets ratio of 7.37%. Tangible book value was $13.14 per share and tangible equity to tangible assets was 6.34% at period end.
    Non-taxable equivalent net interest income (before provision for loan losses) was $16,200,000 for the second quarter, up 22.0% from $13,278,000 in the comparable period last year. Although low interest rates and a relatively flat yield curve continue to have some negative impact on net interest margins, SCBT's tax-equivalent net interest margin slightly improved by one basis point over the immediately preceding quarter, averaging 4.32% for both the latest quarter and this year to date. The Company's moderately asset-sensitive position has combined with prior-year and ongoing growth in earning assets and cost-effective core deposit accounts to provide increases in net interest income and margin.
    Non-interest income for the second quarters of 2005 and 2004 was $5,788,000 and $6,309,000 respectively. This decline was totally due to a $619,000 after-tax gain on the sale of the banks' credit card portfolios in 2004. Adjusting for the gain on the sale of the credit card loans, non-interest income increased 8.1%, incorporating 8.9% higher secondary market mortgage origination fees and a 3.7% increase in service charges on deposit accounts. Non-interest expenses were $14,680,000 in the second quarter, up 12% from $13,102,000 in the comparable period of 2004. This increase was primarily attributable to increases in mortgage origination and other commissions, employee incentive accruals, and salary and wage rates.
    Strong asset quality measurements continue to distinguish SCBT among its industry peers. At June 30, 2005 non-performing loans totaled $4,332,000, representing 0.33% of period-end loans. Other real estate owned amounted to $1,319,000. The allowance for loan losses at $16,875,000 represented 1.28% of total loans net of unearned income. The current allowance provides 3.90 times coverage of nonperforming loans and approximately 19 times coverage of second quarter annualized net charge-offs. Net charge-offs in the quarter totaled $223,000, or an annualized 0.07% of average loans net of unearned income. Net charge-offs for the first half of 2005 have averaged only 0.05% of loans. The provision for loan losses for the quarter was $1,064,000 compared to $1,594,000 in the comparable period last year. (The loan data above do not include mortgage loans held for sale.) The current quarter's allowance for loan losses includes $949,000 brought over from the New Commerce acquisition. Additionally, it reflects the strong organic growth of loans and SCBT's traditionally careful approach to credit soundness, though SCBT does not know of any systemic material credit concerns that are imminent.
    Each of SCBT's operating subsidiaries performed profitably during the quarter. South Carolina Bank and Trust, N.A., produced net income of $3,751,000. South Carolina Bank and Trust of the Piedmont, N.A., had earnings of $557,000.
    "Our business model of balancing soundness, profitability, and growth has provided excellent results this year in all three of these important areas," stated Robert Hill, CEO. "We remain committed to excellent customer service and solid operating performance as we continue to grow our franchise. New Commerce Bank and Devine Mortgage were merged into South Carolina Bank and Trust in the second quarter. The integration of both companies has gone smoothly, hit financial targets, and we are gratified by the excellent customer response. I am also pleased to report that our lead bank's recently-formed subsidiary, The Mortgage Banc, had its first profitable month in the second quarter."
    SCBT Financial Corporation is a multi-bank holding company whose principal subsidiaries are South Carolina Bank and Trust, N.A. and South Carolina Bank and Trust of the Piedmont, N.A. Through these banking subsidiaries, SCBT Financial Corporation currently operates 36 financial centers in 12 South Carolina counties. The Company offers a full range of retail and commercial banking services, mortgage lending services, trust and investment services, and consumer finance loans. SCBT Financial Corporation's common stock is traded on the NASDAQ Stock Market under the symbol "SCBT." More information is available at www.SCBandT.com.

    Statements contained in this press release, which are not historical facts, are forward-looking statements. In addition, SCBT through its senior management or directors may from time to time make forward-looking public statements concerning matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of SCBT's senior management or directors based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by SCBT with the Securities and Exchange Commission, and forward-looking statements contained in this press release or in other public statements of SCBT or its senior management or directors should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.


                      SCBT Financial Corporation
                             (Unaudited)
            (Dollars in thousands, except per share data)

               Three months ended            Six months ended
                    June 30,                     June 30,
             ---------------------        ---------------------
EARNINGS SUMMARY
(non tax                             %                            %
equivalent)    2005       2004     Change   2005       2004     Change
             ---------- ---------- ------ ---------- ---------- ------
Interest
 income        $22,615    $16,383   38.0%   $42,382    $31,941   32.7%
Interest
 expense         6,415      3,104  106.7%    11,524      6,211   85.6%
             ---------- ----------        ---------------------
Net interest
 income         16,200     13,278   22.0%    30,858     25,731   19.9%
Provision for
 loan losses
 (1)             1,064      1,594  -33.2%     1,787      2,382  -25.0%
Noninterest
 income          5,788      6,309   -8.3%    11,069     12,026   -8.0%
Noninterest
 expense        14,680     13,102   12.0%    27,823     25,588    8.7%
             ---------- ----------        ---------------------
Earnings
 before
 income taxes    6,244      4,892   27.6%    12,316      9,786   25.9%
Provision for
 income taxes    2,139      1,568   36.4%     4,142      3,096   33.8%
             ---------- ----------        ---------------------
Net earnings    $4,105     $3,325   23.5%    $8,175     $6,690   22.2%
             ========== ==========        =====================

Basic
 earnings per
 share (2)      $0.509     $0.411   23.8%    $1.014     $0.827   22.7%
             ========== ==========        ========== ==========
Basic
 weighted
 average
 shares (2)  8,063,256  8,086,942   -0.3% 8,058,200  8,091,429   -0.4%

Diluted
 earnings per
 share (2)      $0.505     $0.407   24.0%    $1.006     $0.818   22.9%
             ========== ==========        ========== ==========
Diluted
 weighted
 average
 shares (2)  8,135,525  8,165,673   -0.4% 8,129,758  8,176,688   -0.6%

 Cash
  dividends
  declared
  per common
  share         $0.170     $0.162    4.9%     0.349      0.324    7.7%
 Dividend
  payout
  ratio          33.69%     39.00%            36.57%     37.32%




                              AVERAGE for Quarter Ended
                ------------------------------------------------------
                 Jun. 30,   Mar. 31,   Dec. 31,  Sept. 30,   Jun. 30,
BALANCE SHEET
 HIGHLIGHTS       2005       2005       2004       2004       2004
                ---------- ---------- ---------- ---------- ----------
Mortgage loans
 held for sale    $16,893     15,199    $15,637    $12,304    $17,504
Total loans (1) 1,284,640  1,177,059  1,121,067  1,073,201  1,015,839
Total investment
 securities       174,511    164,933    168,682    170,175    158,637
Intangible
 assets            17,198      4,562      4,602      4,649      4,704
Earning assets  1,523,823  1,399,811  1,329,842  1,276,720  1,202,335
Total assets    1,646,333  1,498,732  1,421,158  1,368,521  1,289,845
Noninterest
 bearing
 deposits         232,556    233,651    229,447    214,339    207,268
Interest bearing
 deposits       1,084,577    987,653    936,017    876,897    799,440
Total deposits  1,317,133  1,221,303  1,165,464  1,091,236  1,006,708
Fed funds
 purchased &
 repo             120,252    100,596     80,726     94,349     95,810
Other borrowings   77,806     51,916     51,960     62,737     67,815
Shareholders'
 equity           122,323    119,883    117,390    114,592    114,362


                             AVERAGE for Six Months Ended      %
                             -----------------------------
BALANCE SHEET HIGHLIGHTS      30-Jun-2005    30-Jun-2004     Change
                             -------------- -------------- ----------
Mortgage loans held for sale       $16,051        $14,709        9.1%
Total loans (1)                  1,231,147        989,218       24.5%
Total investment securities        169,748        152,051       11.6%
Intangible assets                   10,915          4,343      151.3%
Earning assets                   1,462,160      1,176,757       24.3%
Total assets                     1,572,940      1,262,705       24.6%
Noninterest bearing deposits       233,100        194,257       20.0%
Interest bearing deposits        1,036,382        796,614       30.1%
Total deposits                   1,269,483        990,871       28.1%
Fed funds purchased & repo         110,478         93,385       18.3%
Other borrowings                    64,932         59,926        8.4%
Shareholders' equity               121,110        113,757        6.5%


                                    ENDING Balance
                ------------------------------------------------------
                  Jun. 30,   Mar. 31,   Dec. 31,  Sept. 30,   Jun. 30,
BALANCE SHEET
 HIGHLIGHTS         2005       2005       2004       2004       2004
                ---------- ---------- ---------- ---------- ----------
Mortgage loans
 held for sale    $22,773    $17,704    $13,837    $16,910    $13,764
Total loans (1) 1,319,844  1,195,220  1,153,231  1,096,732  1,050,074
Total
 investment
 securities       176,562    161,914    165,445    171,793    171,358
Intangible
 assets            18,453      4,543      4,586      4,633      4,681
Allowance for
 loan losses (1)  (16,875)   (15,085)   (14,470)   (13,837)   (13,366)
Premises and
 equipment         38,228     33,744     33,667     33,491     33,470
Total assets    1,689,699  1,522,083  1,436,977  1,389,829  1,330,806
Noninterest
 bearing
 deposits         230,689    226,912    224,027    223,273    213,344
Interest
 bearing
 deposits       1,093,571  1,019,009    947,286    921,380    798,419
Total deposits  1,324,260  1,245,921  1,171,313  1,144,653  1,011,763
Fed funds
 purchased &
 repo             140,510     96,222     89,208     71,214    108,581
Other
 borrowings        94,190     51,903     51,928     51,975     92,000
Total
 liabilities    1,565,211  1,401,258  1,318,178  1,273,083  1,216,986
Shareholders'
 equity           124,488    120,825    118,798    116,746    113,820

Actual #
 shares
 outstanding    8,068,729  8,058,194  8,038,382  8,022,761  8,057,932

Notes:
(1) Loan data excludes mortgage loans held for sale.
(2) Per share data and shares outstanding for per share data calculations have been retroactively adjusted to give effect to a 5% common stock dividend paid to shareholders of record on December 20, 2004.


                      SCBT Financial Corporation
                             (Unaudited)
            (Dollars in thousands, except per share data)

                         Jun. 30, Mar. 31, Dec. 31, Sept. 30, Jun. 30,
NONPERFORMING ASSETS
 (ENDING balance)           2005     2005     2004      2004     2004
                         -------- -------- -------- --------- --------
Nonaccrual loans          $3,133   $1,898   $2,429    $3,305   $3,678
Other real estate owned    1,319    1,351    1,712     1,459    1,455
Accruing loans past due
 90 days or more           1,199    1,412      840       749    1,000
                         -------- -------- -------- --------- --------
     Total nonperforming
      assets              $5,651   $4,662   $4,981    $5,513   $6,133
                         ======== ======== ======== ========= ========

Total nonperforming
 assets as a percentage
 of total loans and
 OREO (1)                   0.43%    0.39%    0.43%     0.50%    0.58%
                         ======== ======== ======== ========= ========


                                         Quarter Ended
                         ---------------------------------------------
                         Jun. 30, Mar. 31, Dec. 31, Sept. 30, Jun. 30,
ALLOWANCE FOR LOAN
 LOSSES (1)                 2005     2005     2004      2004     2004
                         -------- -------- -------- --------- --------
Balance at beginning of
 period                  $15,085  $14,470  $13,837   $13,366  $12,234
Loans charged off           (297)    (185)    (620)     (411)    (519)
Loan recoveries               74       77       90        95       57
                         -------- -------- -------- --------- --------
    Net (charge-offs)
     recoveries             (223)    (108)    (530)     (316)    (462)
Provision for loan
 losses                    1,064      723    1,163       787    1,594
ALL acquired in merger(2)    949      --       --       --        --
                         -------- -------- -------- --------- --------

Balance at end of period  16,875   15,085   14,470    13,837   13,366
                         ======== ======== ======== ========= ========

Allowance for loan
 losses as a percentage
 of total loans (1)         1.28%    1.26%    1.25%     1.26%    1.27%
                         ======== ======== ======== ========= ========
Allowance for loan
 losses as a percentage
 of nonperforming loans   389.54%  455.70%  442.64%   341.32%  285.71%
                         ======== ======== ======== ========= ========
Net charge-offs as a
 percentage of average
 loans (annualized) (1)     0.07%    0.04%    0.19%     0.12%    0.18%
                         ======== ======== ======== ========= ========
Provision for loan
 losses as a percentage
  of average total loans
   (annualized) (1)         0.63%    0.25%    0.41%     0.30%    0.63%
                         ======== ======== ======== ========= ========


LOAN PORTFOLIO
(ENDING balance) (1)             Jun. 30,   % of    Jun. 30,    % of
                                   2005     Total     2004      Total
                               ----------- ------- ----------- -------
Commercial                       $157,293   11.92%   $125,081   11.91%
Consumer                          111,135    8.42%     99,922    9.51%
Real estate:
  Commercial                      523,436   39.66%    392,745   37.39%
  Consumer                        365,209   27.67%    286,959   27.32%
Firstline                         140,504   10.64%    122,397   11.65%
Other loans                        22,341    1.69%     23,398    2.23%
                               ----------- ------- ----------- -------
Total loans (gross) (1)         1,319,919  100.00%  1,050,501  100.00%
Unearned income                       (75)      0        (426)      0
                               ----------- ------- ----------- -------
Total loans (net of unearned
 income) (1)                   $1,319,844  100.00% $1,050,074  100.00%
                               =========== ======= =========== =======

Mortgage loans held for sale      $22,773             $13,764


                                   Quarter Ended
                ------------------------------------------------------
                 Jun. 30,   Mar. 31,   Dec. 31,  Sept. 30,   Jun. 30,
SELECTED RATIOS    2005       2005       2004       2004       2004
                ---------- ---------- ---------- ---------- ----------

Return on
 average assets
 (annualized)        1.00%      1.10%      0.96%      1.13%      1.04%
                ========== ========== ========== ========== ==========

Return on
 average equity
 (annualized)       13.46%     13.77%     11.60%     13.55%     11.69%
                ========== ========== ========== ========== ==========

Return on
 average
 tangible equity
 (annualized)       15.66%     14.31%     12.08%     14.12%     12.19%
                ========== ========== ========== ========== ==========

Net interest
 margin (tax
 equivalent)         4.32%      4.31%      4.24%      4.31%      4.53%
                ========== ========== ========== ========== ==========

Efficiency ratio
 (tax
 equivalent)        66.11%     65.19%     67.68%     64.52%     66.04%
                ========== ========== ========== ========== ==========

End of period
 book value per
 common share      $15.43     $14.99     $14.78     $14.55     $14.13
                ========== ========== ========== ========== ==========

End of period
 tangible book
 value per
 common share      $13.14     $14.43     $14.21     $13.97     $13.54
                ========== ========== ========== ========== ==========

End of period #
 shares         8,068,729  8,058,194  8,038,382  8,022,761  8,057,932
                ========== ========== ========== ========== ==========

End of period
 Equity-to-
 Assets              7.37%      7.94%      8.27%      8.40%      8.55%
                ========== ========== ========== ========== ==========

End of period
 Tangible
 Equity-to-
 Tangible Assets     6.34%      7.66%      7.97%      8.09%      8.23%
                ========== ========== ========== ========== ==========


                                                 Six Months Ended
                                            --------------------------
                                             30-Jun-2005   30-Jun-2004
                                            -------------- -----------
SELECTED RATIOS

Return on average assets (annualized)                1.05%       1.07%
                                            ============== ===========

Return on average equity (annualized)               13.61%      11.83%
                                            ============== ===========

Return on average tangible equity
 (annualized)                                       14.96%      12.30%
                                            ============== ===========

Net interest margin (tax equivalent)                 4.32%       4.48%
                                            ============== ===========

Efficiency ratio (tax equivalent)                   65.67%      66.86%
                                            ============== ===========

(1) Loan data excludes mortgage loans held for sale.
(2) Allowance for loan losses acquired in purchase of New Commerce BanCorp in April 2005.

                      SCBT Financial Corporation
                             (Unaudited)
            (Dollars in thousands, except per share data)

                                 Three Months Ended
                ------------------------------------------------------
                      June 30, 2005               June 30, 2004
                -------------------------- ---------------------------
                 Average    Inte-   Yield    Average    Inte-   Yield
YIELD ANALYSIS   Balance    rest    (NON-    Balance    rest    (NON-
                                      TE)                         TE)
                ----------- -------- ----- ----------- -------- ------

Interest Earning Assets:
Federal funds
 sold, Reverse
 repo, & Time
 deposits          $47,779      346  2.90%    $10,355       29   1.13%
Investment
 securities
 (taxable)         147,849    1,532  4.16%    125,399    1,131   3.63%
Investment
 securities
 (tax-exempt)       26,662      306  4.61%     33,238      368   4.46%
Mortgage loans
 held for sale      16,893      238  5.64%     17,504      220   5.05%
Loans            1,284,640   20,194  6.31%  1,015,839   14,635   5.79%
                ----------- --------       ----------- --------
   Total
    Interest
    Earning
    Assets      $1,523,823   22,615  5.95% $1,202,335   16,383   5.48%

Noninterest
 Earning Assets:
Cash and due
 from banks         55,605                     41,665
Other assets        83,058                     58,559
Allowance for
 loan losses       (16,152)                   (12,714)
                -----------                -----------
   Total
    Noninterest
    Earning
    Assets         122,511                     87,510

                -----------                -----------
   Total
    Assets      $1,646,333                 $1,289,845
                ===========                ===========
                                  -
Interest Bearing
 Liabilities:
Transaction and
 money market
 accounts         $521,646    1,570  1.21%   $349,794      354   0.41%
Savings deposits    77,580       73  0.38%     72,018       51   0.29%
Certificates and
 other time
 deposits          485,351    3,227  2.67%    377,628    1,861   1.98%
Federal funds
 purchased &
 Repo.             120,252      610  2.03%     95,810      137   0.57%
Other borrowings    77,806      935  4.82%     67,815      701   4.16%
                ----------- --------       ----------- --------
   Total Inte-
    rest Bearing
    Liabilities $1,282,634   $6,415  2.01%   $963,065   $3,104   1.30%

Noninterest
 Bearing
 Liabilities:
Demand deposits    232,556                    207,268
     Other
   liabilities       8,819                      5,149
Total Noninterest
 Bearing
 Liabilities       241,376                    212,417
Shareholders'
 Equity            122,323                    114,362
                -----------                -----------
   Total Non-IBL
    and Share-
    holders'
    Equity         363,699                    326,780

                -----------                -----------
   Total
    Liabilities
    and Share-
    holders'
    Equity      $1,646,333                 $1,289,845
                ===========                ===========

                            --------                   --------
Net Interest
Income and
Margin (NON-TAX
EQUIV.)                     $16,200  4.26%      -0.06  $13,278   4.44%
                            ======== -----             ======== ------
Net Interest
 Margin (TAX
 EQUIVALENT)                         4.32%      -0.09            4.53%
                                     =====                      ======




                                  Six Months Ended
                ------------------------------------------------------
                      June 30, 2005               June 30, 2004
                -------------------------- ---------------------------
                 Average    Inte-   Yield    Average    Inte-   Yield
YIELD ANALYSIS   Balance    rest    (NON-    Balance    rest    (NON-
                                      TE)                         TE)
                ----------- -------- ----- ----------- -------- ------

Interest Earning Assets:
Federal funds
 sold, Reverse
 repo, & Time
 deposits          $45,214      606  2.70%    $20,780      121   1.17%
Investment
 securities
 (taxable)         142,025    2,897  4.11%    117,978    2,164   3.69%
Investment
 securities
 (tax-exempt)       27,723      635  4.62%     34,072      757   4.47%
Mortgage loans
 held for sale      16,051      445  5.59%     14,709      380   5.20%
Loans            1,231,147   37,801  6.19%    989,218   28,519   5.80%
                ----------- --------       ----------- --------
   Total
    Interest
    Earning
    Assets      $1,462,160   42,382  5.85% $1,176,757   31,941   5.46%

Noninterest
 Earning Assets:
Cash and due
 from banks         53,384                     40,530
Other assets        72,815                     57,702
Allowance for
 loan losses      (15,419)                   (12,283)
                -----------                -----------
   Total
    Noninterest
    Earning
    Assets         110,781                     85,948

                -----------                -----------
   Total
    Assets      $1,572,940                 $1,262,705
                ===========                ===========

Interest Bearing
 Liabilities:
Transaction and
 money market
 accounts         $499,689    2,892  1.17%   $348,163      709   0.41%
Savings deposits    76,702      125  0.33%     70,906       98   0.28%
Certificates and
 other time
 deposits          459,991    5,943  2.61%    377,546    3,795   2.02%
Federal funds
 purchased &
 Repo.             110,478      985  1.80%     93,385      254   0.55%
Other borrowings    64,932    1,579  4.90%     59,926    1,354   4.54%
                ----------- --------       ----------- --------
   Total
    Interest
    Bearing
    Liabilities $1,211,793  $11,524  1.92%   $949,925   $6,211   1.31%

Noninterest
 Bearing
 Liabilities:
    Demand
     deposits    233,100                    194,257
      Other lia-
       bilities    6,937                      4,766
Total
 Noninterest
 Bearing
 Liabilities       240,037                    199,023
Shareholders'
 Equity            121,110                    113,757
                -----------                -----------
   Total
    Non-IBL and
    Share-
    holders'
    Equity         361,147                    312,780

                -----------                -----------
   Total
    Liabilities
    and Share-
    holders'
    Equity      $1,572,940                 $1,262,705
                ===========                ===========

                            --------                   --------
Net Interest
Income and
Margin (NON-TAX
EQUIV.)                     $30,858  4.26%             $25,731   4.40%
                            ======== -----             ======== ------
Net Interest
 Margin (TAX
 EQUIVALENT)                         4.32%                       4.48%
                                     =====                      ======


                       Three months           Six months ended
                           ended
                         Jun. 30,        %        Jun. 30,        %
                     -----------------        -----------------
NON-INTEREST INCOME &                  Change                   Change
 EXPENSE                2005   2004            2005     2004
                     -------- -------- ------ -------- -------- ------
Noninterest income:
   Service charges on
    deposit accounts  $3,053   $2,945    3.7%  $5,923   $5,754    2.9%
   Secondary market
    mortgage fees      1,216    1,117    8.9%   2,229    1,957   13.9%
   Trust fees            144      140    2.6%     302      279    8.1%
   Other service
    charges,
    commissions, fees  1,375    2,107  -34.7%   2,615    4,036  -35.2%
                     -------- --------        -------- --------
       Total
        noninterest
        income        $5,788   $6,309   -8.3% $11,069  $12,026   -8.0%
                     ======== ========        ======== ========
Noninterest expense:
   Salaries and
    employee benefits $8,638   $6,927   24.7% $16,370  $13,759   19.0%
   Net furniture and
    equipment expense  1,087    1,124   -3.3%   2,035    2,197   -7.4%
   Net occupancy
    expense              840      884   -5.0%   1,637    1,665   -1.7%
   Amortization          149      129   16.1%     260      246    5.5%
   Other               3,966    4,037   -1.8%   7,522    7,720   -2.6%
                     -------- --------        -------- --------
       Total
        noninterest
        expense      $14,680  $13,102   12.0% $27,823  $25,588    8.7%
                     ======== ========        ======== ========


    CONTACT: SCBT Financial Corporation
             Richard C. Mathis, 803-765-4618; 803-765-1966 (fax)